Supplement to the
Fidelity® Stock Selector Large Cap Value Fund
April 1, 2026
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Sheehy will transition off of the fund effective on or about March 31, 2027.
LCV-SUSTK-0826-102 1.9911334.102	August 27, 2026
Supplement to the
Fidelity® Stock Selector Large Cap Value Fund
Class A, Class M, Class C, Class I, and Class Z
April 1, 2026
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Sheehy will transition off of the fund effective on or about March 31, 2027.
ALCV-SUSTK-0826-105 1.9881446.105	August 27, 2026